Principal Funds, Inc.
Supplement dated December 16, 2024
to the Prospectus and Statement of Additional Information
both dated March 1, 2024
(as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

The changes described below are being made to the Prospectus.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Effective December 31, 2024, under Distribution and/or Service (12b-1) Fees, delete the second paragraph and corresponding footnote under Class J Shares in its entirety.

The changes described below are being made to the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete rows for Deanna Y. Pellack and Beth C. Wilson, and add the following alphabetically:

FUND COMPLEX OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Fund Complex	Principal Occupation(s) During Past 5 Years
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Secretary (since 2024) Counsel and Assistant Secretary (2023-2024) Assistant Counsel and Assistant Secretary (2022-2023)	Principal Financial Group* Counsel (since 2022) The Northern Trust Company Vice President (2019-2022)

INVESTMENT ADVISORY AND OTHER SERVICES
Effective December 31, 2024, under Rule 12b-1 Fees / Distribution Plans and Agreements, delete the fifth paragraph in its entirety and corresponding footnote.